Goodwill and Intangible Assets, Net - Amortization Expense on Definite-Lived Intangible Assets (Detail) - USD ($) $ in Thousands	12 Months Ended
	Sep. 30, 2015	Sep. 30, 2014	Sep. 30, 2013
Goodwill and Intangible Assets Disclosure [Abstract]
Cost of revenue	$ 1,609	$ 1,609	$ 1,609
Amortization of definite-lived purchased intangible assets	65,017	55,799	34,543
Total	$ 66,626	$ 57,408	$ 36,152